UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2011

CHINA NATURAL GAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31539	98-0231607
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19th Floor, Building B, Van Metropolis	710065
35 Tang Yan Road, Hi-Tech Zone
Xian, Shaanxi Province, China
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (86) 29-8832-3325

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company’s  Board of Directors has concluded that the Company’s unaudited interim financial statements for the three months ended March 31, 2010 (included in the Company’s Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2010), unaudited interim financial statements for the six months ended June 30, 2010 (included in the Company’s Quarterly Report on Form 10-Q/A filed with the SEC on October 1, 2010), unaudited interim financial statements for the nine months ended September 30, 2010 (included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2010), and audited financial statements for the fiscal year ended December 31, 2010 (included in the Company’s Annual Report on Form 10-K/A filed with the SEC on June 14, 2011) (collectively, the “Subject Financial Statements”), should no longer be relied upon due to a failure to correctly disclose as a related party transaction the Wang Loan (defined below) previously disclosed in the Subject Financial Statements.  The Company’s Board of Directors has concluded that the Wang Loan was made to parties related to the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors, Mr. Qinan Ji, or to benefit those related parties, and that the nature of the Wang Loan had not been properly disclosed to the Company's Board of Directors and Audit Committee, its Independent Registered Public Accounting Firm, Frazer Frost, LLP at the time the Wang Loan was made, and its current  Independent Registered Public Accounting Firm, Friedman LLP at the time they were engaged as the Company’s new Independent Registered Public Accounting Firm in December 2010.  Furthermore, neither of the Loans (defined below) were reported to or approved by the Company’s Board of Directors.

Xi’an Demaoxing Real Estate Co., Ltd. (“Demaoxing”) was formed in November 2007 by relatives of Mr. Qinan Ji, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Demaoxing Promoters”).  In January 2010, Shaanxi Xilan Natural Gas Equipment Co., Ltd. (“Shaanxi Xilan”), one of the Company’s major subsidiaries, extended a loan of US$9,858,240 to Ms. Taoxiang Wang (the “Wang Loan”), who obtained a 40% ownership interest in Demaoxing on January 21, 2010.  Ms. Taoxiang Wang used her 40% ownership interest in Demaoxing and its assets as collateral for the Wang Loan. On January 26, 2010, the Wang Loan funds were remitted by the Shaanxi Xilan to an account of Demaoxing.  Also in January 2010, Xi’an Xilan Natural Gas Co., Ltd. (“Xi’an Xilan”), the variable interest entity of Shaanxi Xilan, extended another loan of US$4,401,000 to Shaanxi Juntai Housing Purchase Ltd. (“Juntai”) (the “Juntai Loan”) (together with the Wang Loan, the “Loans”), which obtained a 30% ownership interest in Demaoxing on January 21, 2010.  Juntai used an individual guarantee and its 30% ownership interest in Demaoxing and its assets as collateral for the Juntai Loan.  Xi’an Xilan remitted the Juntai Loan funds to an account designated by Juntai on January 8, 2010 and January 11, 2010.  Management of the Company believed that the Loans were adequately secured by collateral.  On January 21, 2010, the Demaoxing Promoters also transferred 30% of their ownership interests in DeMaoxing to Shaanxi Rongxin Real Estate Co., Ltd. (“Rongxin”).  The Board of Directors has determined that the Demaoxing Promoters retained indirect beneficial interests in Demaoxing after transferring their ownership interests and thus the Wang Loan was a related party transaction.

The Company’s Board of Directors was not notified of the extension of the Loans by the Company, and did not approve the Loans. Upon learning of the existence of the Loans in April 2010, the Board of Directors required that the Loans be immediately repaid.  In April 2010, Demaoxing repaid the principal of the Wang Loan and made an interest payment of US$140,722, settling the Wang Loan in full.  In May 2010, the principal of the Juntai Loan was repaid together with an interest payment of US$87,923, settling the Juntai Loan in full.

The Company’s Board of Directors and Audit Committee have discussed this matter with the Company’s current and former Independent Registered Public Accounting Firms, Friedman LLP and Frazer Frost, LLP, respectively.  The Company will file restated quarterly reports on Form 10-Q/A for the three months ended March 31, 2010, the six months ended June 30, 2010, and the nine months ended September 30, 2010, and a restated annual report on Form 10-K/A for the year ended December 31, 2010, to disclose the Wang Loan as a related party transaction, to disclose the additional material weaknesses in controls relating to the approval of the Loans, and to disclose the remediation efforts undertaken to address these material weaknesses.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

A provision of the Company’s Code of Ethics requires its directors, officers and employees to avoid conflicts of interest and to disclose any situation that presents the possibility of a conflict of interest. The Wang Loan described in Item 4.02 of this Current Report on Form 8-K constituted a violation of such provision of the Company’s Code of Ethics, in so far as it was made to parties related to Mr. Qinan Ji, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors, and the nature of the Wang Loan had not been properly disclosed to the Company's Board of Directors and Audit Committee, its Independent Registered Public Accounting Firm, Frazer Frost, LLP at the time the Wang Loan was made, or its current Independent Registered Public Accounting Firm, Friedman LLP at the time they were engaged as the Company’s new Independent Registered Accounting Firm in December 2010.  The registrant granted an implicit waiver to such provision of the Company’s Code of Ethics, effective as of January 26, 2010.

Item 8.01 Other Events.

Material Weaknesses and Remediation

The Board of Directors and management of the Company believe that the unauthorized entry into a related party transaction and the failure to disclose it as such, as well as the extension of the Loans without notice to or approval by the Board of Directors, evidence material weaknesses in the Company's internal controls over financial reporting and disclosure controls in place at the time the Loans were made. In response to these findings and in support of the Company’s efforts to improve its internal controls over financial reporting and disclosure controls, the Board of Directors has directed the Company to undertake remediation measures, including the following:

1)	Replacement of Mr. Qinan Ji as Chief Executive Officer of the Company;

2)	Resignation of certain employees involved in concealing the related party nature of the Wang Loan;

3)	Appointment of an Independent Controller reporting to the Audit Committee of the Board of Directors;

4)
Re-engagement of Ernst & Young Advisory to further improve procedures required to comply with the internal control over financial reporting and disclosure control provisions of the Sarbanes Oxley Act and to provide training to employees regarding U.S. GAAP, internal controls over financial reporting and disclosure controls and procedures;

5)
Adopting a policy that restricts the signing authority of the Chairman and other executives.  The policy mandates two signing parties for any obligation outside the normal scope of operations set forth in the Company’s business plan, as reviewed and approved from time to time by the Company’s Board of Directors; and

6)	Engagement of Grant Thornton as U.S. GAAP consultant to the Company for purposes of preparing its quarterly and annual periodic reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2011

CHINA NATURAL GAS, INC.

By:	/s/ Bode Xu
Name:	Bode Xu
Title:	Chief Financial Officer